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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) APRIL 29, 2004


                         COMMISSION FILE NUMBER: 1-13463

                       ENDEAVOUR INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



                   Nevada                                  88-0448389
                   ------                                  ----------
      (State or other jurisdiction of                   (I.R.S. Employer
       incorporation or organization)                  Identification No.)



                  1001 FANNIN, SUITE 1700, HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip code)


                                 (713) 307-8700

              (Registrant's telephone number, including area code)


                                      None

             (Former name, former address and former fiscal year, if
                           changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 26, 2004, Endeavour International Corporation completed a series of mutually interdependent transactions that will significantly expand the scope and objectives of the Company under the leadership of a new management team. The strategy of the new management team is to acquire, explore, and develop primarily international natural gas and oil properties, with an initial focus on the North Sea region. After the above occurrence, our Board of Directors determined that a change in independent auditors would be appropriate. Unless the context otherwise requires, references herein to the "Company", "Endeavour", "we", "us" or "our" mean Endeavour International Corporation or any of our consolidated subsidiaries.

Effective April 29, 2004, the Audit Committee of the Board of Directors approved the dismissal of LJ Soldinger Associates LLC, the principal accountants previously engaged to audit our financial statements. During the Company's two most recent fiscal years ended December 31, 2003 and the subsequent period prior to such dismissal, there were no disagreements with the former independent auditor, whether resolved or not, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of the former independent auditor, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The former independent auditor's report for each of the last two fiscal years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

Effective April 29, 2004, the Audit Committee of the Board of Directors approved the engagement of KPMG LLP as the principal accountants to audit our financial statements. During the Company's two most recent fiscal years and the subsequent period prior to such appointment, we have not consulted the newly engaged independent auditor regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

KPMG LLP reviewed the disclosure provided in this Form 8-K prior to its filing with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      None.

(b)      None.

(c)      16.1     Letter from LJ Soldinger Associates LLC dated April 29, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOUR INTERNATIONAL CORPORATION



By: /s/ Robert L. Thompson
    ---------------------------------------
        Robert L. Thompson
        Vice President, Chief Accounting
        Officer and Planning

Date: May 3, 2004






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                                INDEX TO EXHIBITS


Exhibit           Description
-------           -----------

16.1              Letter from LJ Soldinger Associates LLC dated April 29, 2004.